       ------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           EUROPEAN EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                             ------------------------------------------------
                                                                    AVERAGE
                                                       AVERAGE      ANNUAL
                                            ONE        ANNUAL        SINCE
                                YTD        YEAR      FIVE YEARS    INCEPTION
                             ---------  -----------  -----------  -----------
PORTFOLIO--CLASS A.........      -1.69%      -4.56%       13.57%       16.08%
PORTFOLIO--CLASS B.........      -1.92       -4.84          N/A        12.88
INDEX--CLASS A.............       8.26        8.34        17.21        17.52
INDEX--CLASS B.............       8.26        8.34          N/A        19.03

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (assumes dividends are reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the European Equity Portfolio is to seek long-term capital growth through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the nine months ended September 30, 1998, the Portfolio had a total return of -1.69% for the Class A shares and -1.92% for the Class B shares compared to a total return of 8.26% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of -4.56% for the Class A shares and -4.84% for the Class B shares compared to 8.34% for the Index. For the five-year period ended September 30, 1998, the average annual total return of Class A was 13.57% compared to 17.21% for the Index. From inception on April 2, 1993 to September 30, 1998, the average annual total return of Class A was 16.08% compared to 17.52% for the Index. From inception on January 2, 1996 through September 30, 1998, the average annual total return of Class B was 12.88% compared to 19.03% for the Index.

For the three months ended September 30, 1998 the Portfolio had a total return of -21.00% for the Class A shares and -21.09% for the Class B shares compared to a total return of -14.42% for the Index. The Portfolio's underperformance in the third quarter was due principally to poor stock selection in the U.K., Finland, Germany and the Netherlands as well as an overweighting in small/mid cap companies relative to the Index. In the U.K. and Finland, the Portfolio's small cap bias was particularly painful. From this segment, Devro, Charter, Scapa and Glynwed were very weak in the U.K. while Metra, Rauma, and Huhtamaki were weak among the smaller Finnish holdings.

The Portfolio's tobacco exposure (Imperial Tobacco & Richemont) was a strong positive in the third quarter as investors sought companies with defensive cash flows. Other defensive holdings contributing positively in the quarter included:
Italian media holding, Mediaset, Nestle, Telecom Italia and British Telecom.

In addition, the Portfolio has been overweight cyclicals, on valuation grounds -- in particular consumer cyclicals and basic industry. This strategy is largely unchanged from the beginning of the year. Although the global economy appears to be slowing, Europe is by far the most attractive region economically.

We have to some degree moved out of heavy cyclicals in the recent past. For example we have no paper companies and have reduced metals and chemicals. However, we cannot help but be attracted to the valuations which have resulted from recent financial market turmoil. Although the operating environment may get more difficult for cyclicals in the short-term, current valuation levels discount an overly alarmist view of the European economy -- a view which we do not hold.

The Portfolio's underweight stance in pharmaceutical stocks again hurt the Portfolio in the third quarter and year-to-date. We have not been able to find value in the Swiss pharma names and therefore continue to underweight the sector retaining our core holding in Pharmacia & Upjohn.

The Portfolio remains heavily underweight financials, a strategy which penalized performance in the first half of the year but which has proved prudent following the recent hedge-fund inspired financial market turmoil. We consider European banks to be vulnerable in the current volatile financial market environment. Worrisomely, European banks have much greater loan exposure to emerging markets than do U.S. and U.K. banks. Specifically, French banks are geared into Asia, German banks are geared into Russia while Southern European banks are doing a lot of business in Latin America. We are also concerned that a number of banks may not be EMU nor Year 2000 compliant. We remain comfortable with our underweight position in financials.

In common with what is going on in the rest of the world, the global economic slowdown is emerging as the factor of primary importance to European equities at present. This is even more so the case in the U.K., which is farther ahead in its economic cycle than the rest of Europe, however the economic upturn in Continental Europe which started to be felt last year is in the process of being revised down. In addition, earnings generated by European companies abroad are under pressure, as well as the above mentioned increased risks for European financials as the emerging market contagion spreads beyond Asia and the former Soviet Union. Bond yields, meanwhile, have continued to fall in the European Union, reflecting the lower inflationary outlook and EMU convergence. In this environment downward pressure will likely be applied to earnings estimates for corporate Europe.

The good news is that valuations have improved in recent months, especially as bond yields have trended lower while equity prices have fallen. This has opened opportunities in previously overpriced stocks that have defensive qualities and are better able to ride out the deflationary environment being exported from Asia. European cyclicals are currently discounting a recession, especially U.K. cyclicals (i.e. exporters & engineering) whose present valuations reflect overly pessimistic views on the prospects for the U.S. and European economies. These stocks are being selectively acquired only on extreme weakness.

The valuation gap between small/mid cap stocks and large cap stocks in Europe has never been wider in its history. Our disciplined value strategy has identified a number of attractive, high quality mid cap companies whose price/cash flow ratios are significantly below their large cap peers. These companies form, today, a large portion of the Portfolio. In the recent flight to liquidity, these small/mid cap names have been shunned by investors, often for reasons unrelated to fundamentals. Our investment process allows us to remain committed to our convictions. Although it is not always comfortable swimming against the tide, we feel confident that our mid cap strategy will add value over the long term.

Robert Sargent
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                 VALUE
  SHARES                                                         (000)
----------                                                      --------
COMMON STOCKS (95.7%)
  AUSTRIA (0.4%)
    19,200   Boehler-Uddeholm AG                                $    833
                                                                --------
  BELGIUM (1.1%)
        55   G.I.B. Group VVPR                                         3
    49,000   G.I.B. Holdings Ltd.                                  2,438
                                                                --------
                                                                   2,441
                                                                --------
  DENMARK (1.0%)
    31,300   Unidanmark A/S, Class A                               2,268
                                                                --------
  FINLAND (6.3%)
    53,200   Huhtamaki Oyj, Series 1                               1,643
    16,445   Kone Oyj, Class B                                     1,650
   487,550   Merita Ltd., Class A                                  2,485
    95,050   Metra Oyj, Class B                                    1,851
    96,000   Partek Oyj Abp                                        1,039
   284,500   Rautaruukki Oyj                                       1,590
    28,675   Sampo Insurance Co. plc, Class A                        819
   149,400   The Rauma Group                                       1,690
   128,900   Valmet Oyj                                            1,509
                                                                --------
                                                                  14,276
                                                                --------
  FRANCE (11.1%)
     8,000   Alcatel Alsthom                                         711
    30,200   Bull SA                                                 205
    18,300   Cie de Saint Gobain                                   2,428
    36,670   Cie Generale des Establissements Michelin, Class
              B                                                    1,441
    32,700   Elf Aquitaine                                         4,036
    17,770   France Telecom                                        1,052
     8,510   Groupe Danone                                         2,239
    16,711   Lafarge                                               1,480
    51,457   Legris Industries                                     2,297
    52,100   Rhone-Poulenc                                         2,187
    35,000   SGS-Thompson Microelectronics N.V.                    1,625
    28,700   Total, Class B                                        3,619
    13,255   Union des Assurances Federales                        1,539
                                                                --------
                                                                  24,859
                                                                --------
  GERMANY (11.6%)
   106,900   BASF AG                                               4,136
    69,400   Bayer AG                                              2,748
    26,800   Bayerische Vereinsbank AG                             2,023
     6,670   Buderus AG                                            2,896
    13,950   Philipp Holzmann AG                                   1,696
     9,875   Plettac AG                                              840
     7,255   Suedzucker AG                                         3,807

                                                                 VALUE
  SHARES                                                         (000)
----------                                                      --------
    52,900   VEBA AG                                            $  2,744
     3,460   Viag AG                                               2,264
    41,230   Volkswagen AG                                         3,000
                                                                --------
                                                                  26,154
                                                                --------
  IRELAND (1.5%)
   188,644   Bank of Ireland                                       3,355
    24,400   Greencore Group plc                                      91
                                                                --------
                                                                   3,446
                                                                --------
  ITALY (7.2%)
    16,100   Banca Popolare Di Bergamo S.p.A.                        326
 1,041,880   Magneti Marelli S.p.A.                                1,448
   250,000   Marzotto (Gaetano) & Figli S.p.A.                     2,431
   528,500   Mediaset S.p.A.                                       3,546
   935,600   Sogefi S.p.A.                                         2,074
   318,300   Telecom Italia S.p.A.                                 2,193
   866,205   Telecom Italia S.p.A. Di Risp (NCS)                   4,143
                                                                --------
                                                                  16,161
                                                                --------
  NETHERLANDS (6.5%)
   100,000   ABN Amro Holding N.V.                                 1,704
    89,600   Akzo Nobel N.V.                                       3,187
    44,881   Hollandsche Beton Groep N.V.                            551
    70,536   ING Groep N.V.                                        3,179
    27,800   Koninklijke Bijenkorf Beheer N.V.                     2,258
   104,000   Koninklijke KNP BT N.V.                               1,938
    34,200   Philips Electronics N.V.                              1,843
                                                                --------
                                                                  14,660
                                                                --------
  NORWAY (1.8%)
   221,800   Saga Petroleum A/S, Class B                           2,279
   108,050   Sparebanken                                           1,833
                                                                --------
                                                                   4,112
                                                                --------
  SPAIN (4.7%)
   270,850   Banco Bilbao Vizcaya (Registered)                     2,900
   219,700   Iberdrola                                             3,660
    53,845   Telefonica                                            1,965
   241,000   Uralita                                               1,953
                                                                --------
                                                                  10,478
                                                                --------
  SWEDEN (8.8%)
   109,700   Autoliv, Inc.                                         3,372
    85,000   BT Industries AB                                      1,225
   130,400   Esselte AB, Class B                                   2,013
   624,100   Nordbanken Holding AB                                 3,583
   148,000   PLM AB                                                1,661

                                                                 VALUE
  SHARES                                                         (000)
----------                                                      --------

  SWEDEN (CONTINUED)

    54,500   Pharmacia & Upjohn, Inc.                           $  2,739
    38,910   Spectra-Physics AB, Class A                             360
   142,300   Svedala Intrustri AB                                  2,178
    68,500   Svenska Handelsbanken, Class A                        2,569
                                                                --------
                                                                  19,700
                                                                --------
  SWITZERLAND (11.1%)
     1,850   Bobst AG (Bearer)                                     2,278
     2,945   Cie Financiere Richemont AG, Class A                  3,776
     6,000   Forbo Holding AG (Registered)                         2,347
     4,090   Holderbank Financiere Glarus AG, Class B (Bearer)     4,207
     3,000   Nestle (Registered)                                   5,984
     3,920   SIG Schweizensche Industrie-Gesellschaft Holding
              AG (Registered)                                      2,158
     1,520   Schindler Holding AG (Registered)                     1,880
       790   Union Bank of Switzerland AG (Registered)               154
     9,110   Valora Holding AG                                     2,062
                                                                --------
                                                                  24,846
                                                                --------
  UNITED KINGDOM (22.6%)
 1,221,600   Aegis Group plc                                       1,755
   410,018   BG plc                                                2,851
   297,510   Bank of Scotland                                      2,840
   150,000   British Telecommunications plc                        2,022
   360,100   Bunzl plc                                             1,292
   183,000   Burmah Castrol plc                                    2,601
   148,100   Capital Radio plc                                     1,178
   449,200   Charter plc                                           2,424
   104,150   Commercial Union plc                                  1,614
   700,700   Devro plc                                             2,907
   264,683   Diageo plc                                            2,520
   403,600   Glynwed International plc                               974
    88,980   Great Universal Stores plc                            1,014
   626,900   Halma plc                                             1,114
   356,500   Imperial Tobacco Group plc                            3,773
   233,575   Lonrho plc                                            1,223
   153,600   Morgan Crucible Co.                                     752
   335,500   Premier Farnell plc                                     856
 5,106,286   Premier Oil plc                                       2,170
   109,100   RMC Group plc                                         1,187
   225,732   Reckitt & Colman plc                                  3,341
   391,573   Royal & Sun Alliance Insurance Group plc              3,395
   384,800   SIG plc                                                 693
 1,093,800   Scapa Group plc                                       2,008
   113,637   Tate & Lyle plc                                         624
   751,600   WPP Group plc                                         3,466
                                                                 VALUE
  SHARES                                                         (000)
----------                                                      --------
    45,700   Westminster Health Care Holdings plc               $    204
    13,900   Williams plc                                             81
                                                                --------
                                                                  50,879
                                                                --------
TOTAL COMMON STOCKS (Cost $220,026)                              215,113
                                                                --------
PREFERRED STOCKS (2.4%)
  GERMANY (2.4%)
     6,550   Dyckerhoff AG                                         2,217
    29,100   Hornbach Holding AG                                   2,405
    15,200   Volkswagen AG                                           696
                                                                --------
TOTAL PREFERRED STOCKS (Cost $4,012)                               5,318
                                                                --------
  NO. OF
  RIGHTS
----------
RIGHTS (0.1%)
  NORWAY (0.1%)
    86,440   Sparebanken NOR Cap Rights (Cost $0)                    234
                                                                --------
  AMOUNT
  (000)
----------
FOREIGN CURRENCY (0.0%)
 DKK    82   Danish Krone                                             13
FRF     95   French Franc                                             17
 DEM    29   German Mark                                              17
ESP 11,725   Spanish Peseta                                           82
                                                                --------
TOTAL FOREIGN CURRENCY (Cost $128)                                   129
                                                                --------
TOTAL INVESTMENTS (98.2%) (Cost $224,166)                        220,794
                                                                --------

OTHER ASSETS AND LIABILITIES (1.8%)
  Other Assets                                                    13,316
  Liabilities                                                     (9,316)
                                                              ----------
                                                                   4,000
                                                              ----------
NET ASSETS (100%)                                             $  224,794
                                                              ----------
                                                              ----------
CLASS A:
--------
NET ASSETS                                                    $  219,105
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 12,787,006 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                      $    17.13
                                                              ----------
                                                              ----------
CLASS B:
--------
NET ASSETS                                                    $    5,689
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 333,253 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                             $    17.07
                                                              ----------
                                                              ----------

------------------------------

NCS  --  Non Convertible Shares